U. S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 14, 2008

On2 Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-15117	84-1280679
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21 Corporate Drive, Clifton Park, NY	12065
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (518) 348-0099

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Results of Operations and Financial Condition.

(a) On August 14, 2008, On2 Technologies, Inc. filed a Current Report on Form 8-K which included as Exhibit 99.1 thereto a copy of the Company’s August 14, 2008 press release, summarizing its financial results for the second quarter ended June 30, 2008. The press release included as an exhibit did not contain balance sheet information included in the actual press release. A corrected copy of the press release as filed is attached to this Amendment as Exhibit 99.1

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibit 99.1 Press Release, dated August 14, 2008

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ON2 TECHNOLOGIES, INC.

Date: August 18, 2008	By:	/s/ Matthew C. Frost
	Name:	Matthew C. Frost
	Title:	Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated August 14, 2008